UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):     December 15, 2005
FLORIDA CHOICE BANKSHARES, INC.
(Exact name of registrant as specified in charter)

Florida	N/A	20-1990219

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

18055 U.S. Highway 441, Mt. Dora, Florida		32757

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:          (352) 735-6161
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Ex-10.1: Employment Agreement (Kenneth E. LaRoe)
Ex-10.2: Employment Agreement (John R. Warren)
Ex-10.3: Employment Agreement (Robert L. Porter)
Ex-10.4: Employment Agreement (Dominic T. Coletta)
Ex-10.5: Employment Agreement (Teague Gilliland)
Ex-10.6: Employment Agreement (Stephen Jeuck)
Ex-10.7: Employment Agreement (Greg Maniguth)
Ex-10.8: Employment Agreement (Tim Roberson)
Ex-10.9: Employment Agreement (Paul Rountree)
Ex-10.10: Employment Agreement (Dean Shaheen)
Ex-10.11: Employment Agreement (Sharon Stovall)
Ex-10.12: Employment Agreement (Ray Taylor)
Ex-10.13: Employment Agreement (Ray Tiley)
Ex-10.14: Employment Agreement (Chris VanBuskirk)
Ex-10.15: Employment Agreement (Joe Vorwerk)
Ex-10.16: Second Amendment to the Salary Continuation Agreement (Robert L. Porter)
Ex-10.17: Second Amendment to the Salary Continuation Agreement (Kenneth E. LaRoe)
Ex-10.18: First Amendment to the Salary Continuation Agreement (Stephen R. Jeuck)
Ex-10.19: First Amenement to the Salary Continuation Agreement (John R. Warren)
Ex-10.20: First Amendment to the Salary Continuation Agreement (Dominic Thomas Coletta)

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the proposed merger (the “Merger”) of Florida Choice Bankshares, Inc. (the “Company”) with and into Alabama National BanCorporation (“Alabama National”), as contemplated by the Agreement and Plan of Merger between the Company and Alabama National dated as of October 27, 2005 (“Merger Agreement”), one of the conditions to the closing of the Merger is that certain officers of Florida Choice Bank, a wholly-owned subsidiary of the Company, shall have entered into new employment/non-compete agreements with Florida Choice Bank. Accordingly, Kenneth E. LaRoe (currently the Chairman and Chief Executive Officer of the Company and Florida Choice Bank), John R. Warren (currently the President of the Company and Florida Choice Bank), and Robert L. Porter (currently the Chief Financial Officer of the Company and the Chief Operating Officer of Florida Choice Bank), have entered into new employment agreements with Florida Choice Bank. Pursuant to these new employment agreements, Mr. LaRoe will continue to serve as Chairman of the Board of Directors of Florida Choice Bank, Mr. Warren will serve as Chief Executive Officer of Florida Choice Bank, and Mr. Porter will continue to serve as Chief Operating Officer of Florida Choice Bank. Each of these new employment agreements is being held in escrow and will become effective upon completion of the Merger.
     Mr. LaRoe’s new employment agreement will provide Mr. LaRoe with an annual salary of at least $100,000 for up to two years following the Merger, for service as Chairman of Florida Choice Bank. Mr. Warren’s new employment agreement will provide Mr. Warren with an annual salary of at least $185,000 for up to five years following the Merger, for service as the Chief Executive Officer of Florida Choice Bank. Mr. Porter’s new employment agreement will provide Mr. Porter with an annual salary of at least $185,000 for up to five years following the Merger, for service as the Chief Operating Officer of Florida Choice Bank. Mr. Warren and Mr. Porter will each have the opportunity to earn annual bonuses under their new employment agreements. All three of the employment agreements also provide for certain fringe benefits and will contain non-compete restrictions, as described in the employment agreements. The three new employment agreements, once they become effective upon completion of the Merger, will supersede all of the terms of these officers’ current employment agreements, which will automatically terminate on the date that the Merger is completed. If, for any reason, the Merger is not completed, these officers’ current employment agreements will continue to be effective.
     In connection with the Merger, Florida Choice Bank has also entered or anticipates entering into employment agreements, to be effective January 1, 2006, with each of the following twelve officers: Tom Coletta, Teague Gilliland, Stephen Jeuck, Greg Mainguth, Tim Roberson, Paul Rountree, Dean Shaheen, Sharon Stovall, Ray Taylor, Ray Tiley, Chris VanBuskirk, and Joe Vorwerk. These agreements have employment terms ranging from one to five years, provide for annual salaries ranging from $70,000 to $140,000, and provide each employee with the opportunity to earn annual bonuses. Additionally, each of these persons will be entitled to receive a “stay” bonus, ranging from $5,000 to $120,000, payable on the date of completion of the Merger, if they remain employed with Florida Choice Bank through the date of the consummation of the Merger. The total amount of these “stay” bonuses in the aggregate is $575,000. If the employee does not continue his or her employment with Florida Choice Bank for a specific period of time following the Merger, then the employee is required to repay to

Florida Choice Bank a portion of the “stay” bonus, as described in the new employment agreements. Several of these employees have an existing employment agreement, change in control agreement and/or severance agreement. Each of these agreements will be replaced, effective January 1, 2006, with the new employment agreements described above.
     Copies of the form of foregoing employment agreements are filed as Exhibits 10.1 through 10.15 to this Form 8-K.
     On December 15, 2005, Florida Choice Bank entered into amendments to the salary continuation agreements previously entered into by Florida Choice Bank with each of the following individuals: Mr. LaRoe (Chairman and Chief Executive Officer of the Company and Florida Choice Bank), Mr. Warren (President of the Company and Florida Choice Bank), Mr. Porter (Chief Financial Officer of the Company and Chief Operating Officer of Florida Choice Bank), Mr. Coletta (Senior Vice President and Commercial Lender of Florida Choice Bank), and Mr. Jeuck (Senior Vice President and Chief Financial Officer of Florida Choice Bank). These amendments provide that Florida Choice Bank can terminate the agreements by December 31, 2005 and further provide that, in the event of such termination, lump-sum payments equal to the present value of the retirement benefits as of December 31, 2005 will be paid. Florida Choice Bank has elected to terminate these agreements, in accordance with the amendments, effective as of December 15, 2005, and to pay such lump-sum payments no later than December 31, 2005. Accordingly, Messrs. LaRoe, Warren, Porter, Coletta and Jeuck will receive lump-sum payments of $676,824, $526,778, $608,754, $359,116, and $382,495, respectively. Copies of the form of amendments to the salary continuation agreements are attached to this Form 8-K as Exhibits 10.16 through 10.20.
     The foregoing descriptions of the employment agreements and the amendments to the salary continuation agreements do not purport to be complete and are qualified in their entirety by reference to the copies of the agreements which are filed as exhibits to this Form 8-K.
     Information concerning the Merger and the Merger Agreement is set forth in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 28, 2005.
Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None

(b)	Proforma financial Information. None.

(c)	Exhibits.

	Exhibit 10.1	–	Employment Agreement between Florida Choice Bank and Kenneth E. LaRoe

	Exhibit 10.2	–	Employment Agreement between Florida Choice Bank and John R. Warren

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Exhibit 10.3	–	Employment Agreement between Florida Choice Bank and Robert L. Porter

Exhibit 10.4	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Dominic T. Colettta

Exhibit 10.5	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Teague Gilliland

Exhibit 10.6	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Stephen R. Jeuck

Exhibit 10.7	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Gregory J. Mainguth

Exhibit 10.8	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Timothy E. Roberson

Exhibit 10.9	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Paul R. Rountree

Exhibit 10.10	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Dean Shaheen

Exhibit 10.11	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Sharon A. Stovall

Exhibit 10.12	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Ray S. Taylor

Exhibit 10.13	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Raymond A. Tiley

Exhibit 10.14	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Chris J. VanBuskirk

Exhibit 10.15	–	Employment Agreement dated January 1, 2006 between Florida Choice Bank and Joseph G. Vorwerk

Exhibit 10.16	–	Second Amendment to the Florida Choice Bank Salary Continuation Agreement for Robert L. Porter dated December 15, 2005

Exhibit 10.17	–	Second Amendment to the Florida Choice Bank Salary Continuation Agreement for Kenneth E. LaRoe dated December 15, 2005

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Exhibit 10.18	–	First Amendment to the Florida Choice Bank Salary Continuation Agreement for Stephen R. Jeuck dated December 15, 2005

Exhibit 10.19	–	First Amendment to the Florida Choice Bank Salary Continuation Agreement for John R. Warren dated December 15, 2005

Exhibit 10.20	–	First Amendment to the Florida Choice Bank Salary Continuation Agreement for Dominic Thomas Coletta dated December 15, 2005

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA CHOICE BANKSHARES, INC.
By:	/s/ Kenneth E. LaRoe
Chairman and Chief Executive Officer

Date: December 21, 2005

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